                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                                     INVEST

                         SUPPLEMENT DATED JUNE 15, 2007
                                     TO THE
                  PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED

This supplement revises certain information contained in the April 30, 2007 prospectus supplement that we sent to you. You should read and retain this supplement.

Due to a typographical error, the following information was omitted from the table of investment objectives on page 4 of the supplement:



FUND                          INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER


MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets  Seeks high total investment        Met Investors Advisory LLC
Portfolio -- Class A          return through a combination of
                              capital appreciation and income.   Subadviser: Loomis, Sayles &
                                                                 Company, L.P.




Due to a typographical error, the following information was omitted from the table titled FUND FEES AND EXPENSES on page 7 of the supplement:



                                           DISTRIBUTION                 TOTAL     CONTRACTUAL FEE   NET TOTAL
                                              AND/OR                    ANNUAL     WAIVER AND/OR      ANNUAL
                            MANAGEMENT   SERVICE (12B-1)     OTHER    OPERATING       EXPENSE       OPERATING
           FUND                 FEE            FEES        EXPENSES    EXPENSES    REIMBURSEMENT     EXPENSES


METROPOLITAN SERIES FUND,
INC.

Oppenheimer Global Equity
Portfolio -- Class A           0.53%            --           0.09%       0.62%           --            0.62%